Exhibit 10.2
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Section 232 Steel and Aluminum Tariffs & Anti-dumping (ADA) and Countervailing Duties (CVD)

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: May 2, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes impacts from Section 232 Tariffs on Steel and Aluminum on Applicable Law, and Change in Law impacts imposing Anti-dumping (ADA) and Countervailing Duties (CVD) on specific steel and aluminum imports, which are based on the following two (2) approved Trends:

i.	Trend No. S2-0005a - Impacts of Policy Change/Applicable Law Imposing Tariff on Steel and Aluminum (Section 232).

ii.	Trend No. S2-0006a - Anti-Dumping and Countervailing Duties (ADA/CVD).

2.
This Change Order includes the costs through December 30, 2018 for Trend No. S2-0005a, and December 28, 2018 for Trend No. S2-0006a respectively, and excludes all costs, cost impacts, or effects of the change associated with these trends beyond these dates. Any subsequent costs, cost impacts, or effects of the change associated with these trends beyond these dates will be assessed on a quarterly basis and included in separate, future Change Order(s).

3.	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S2-0005a) and Exhibit 4 (Trend No. S2-0006a).

5.	The detailed costs for Customs Entry for the scope of this Change Order is detailed in Exhibit 6 (Trend No. S2-0005a) and Exhibit 7 (Trend No. S2-0006a).

6.	The description of the cost impacts included in this Change Order is detailed in Exhibit 5 of this Change Order.

7.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00012).................................................................		$5,830,288
The Contract Price prior to this Change Order was...........................................................................................		$2,365,830,288
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,385,256,080

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00012).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00012).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00050).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Program Manager, Bechtel
Title	Title
May 14, 2019	May 6, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Tank B Jump-over Tie-In Interface - Long Lead Items

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00014 DATE OF CHANGE ORDER: May 2, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes the procurement of long lead items associated with Owner’s request to add a Jump-over line at Tank B with connection to future Stage 3 Tie-in Interface per the approved Trend No. S2-0035.

2.
This Change Order is limited to the procurement of long lead items only. The remainder full scope of work associated with the Tank B Jump-over Tie-In Interface will be subject to a future Change Order (Trend No. S2-0032).

3.	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S2-0035).

5.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00013).................................................................		$25,256,080
The Contract Price prior to this Change Order was...........................................................................................		$2,385,256,080
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,385,706,282

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00013).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00013).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00050).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Program Manager
Title	Title
May 14, 2019	May 6, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Section 232 Steel and Aluminum Tariffs & Anti-dumping (ADA) and Countervailing Duties (CVD) Q1_2019

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00015 DATE OF CHANGE ORDER: June 4, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes impacts from Section 232 Tariffs on Steel and Aluminum on Applicable Law, and Change in Law impacts imposing Anti-dumping (ADA) and Countervailing Duties (CVD) on specific steel and aluminum imports, which are based on the following two (2) approved Trends:

i.	Trend No. S2-0005b - Impacts of Policy Change/Applicable Law Imposing Tariff on Steel and Aluminum (Section 232); and

ii.	Trend No. S2-0006b - Anti-Dumping and Countervailing Duties (ADA/CVD).

2.
This Change Order includes the costs during the 1st Quarter of 2019, and excludes all costs, cost impacts, or effects of the change associated with these trends beyond these dates. Any subsequent costs, cost impacts, or effects of the change associated with these trends beyond these dates will be assessed on a quarterly basis and included in separate, future Change Order(s).

3.	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S2-0005b) and Exhibit 4 (Trend No. S2-0006b).

5.	The detailed costs for Customs Entry for the scope of this Change Order is detailed in Exhibit 5 (Trend No. S2-0005b) and Exhibit 6 (Trend No. S2-0006b).

6.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00014).................................................................		$25,706,282
The Contract Price prior to this Change Order was...........................................................................................		$2,385,706,282
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,391,352,937

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00014).................................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (0001-00014).................................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00014).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP Engineering & Construction	Program Manager, Cheniere Projects
Title	Title
June 12, 2019	June 5, 2019
Date of Signing	Date of Signing